SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   November 30, 1999
                                                 -------------------------------


                              SOLECTRON CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          DELAWARE                      1-11098                  94-2447045
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (408) 957-8500
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On November 30, 1999, Solectron Corporation completed its acquisition of SMART Modular Technologies, Inc (SMART). Under the terms of the agreement, each share of SMART common stock was exchanged for .51 of a share of Solectron common stock. Solectron issued approximately 23.1 million shares of Solectron common stock and assumed all stock options held by SMART employees. The acquisition was structured as a tax-free reorganization and is being accounted as a pooling of interests. Prior to the acquisition, no material relationship existed between SMART and Solectron or any of its affiliates, any director or officer of Solectron, or any associate of any such director or officer.

SMART is a leading designer and manufacturer of memory modules and memory cards, embedded computers and I/O products. It is expected that the acquisition is another step in enabling Solectron to expand its service capabilities and infrastructure as it continues to transform itself into a global supply-chain facilitator.


Item 7. Financial Statements and Exhibits

(a) Financial Statements of business acquired

Those financial statements, which were previously reported in SMART's Annual Report on Form 10-K for the fiscal year ended October 31, 1998 and SMART's Quarterly Reports on Form 10-Q for the quarters ended January 31, 1999, April 30, 1999 and July 31, 1999 have been incorporated by reference in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 14, 1999.

(b) Pro forma financial information

The pro forma financial information of the Company and SMART was previously reported in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 14, 1999.

(c) Exhibits

Exhibit
Number     Description
-------    ---------------------------------------------------------------------
 99.1 Press release dated December 1, 1999 regarding the completion of the acquisition of SMART Modular Technologies, Inc.

SOLECTRON CORPORATION


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       SOLECTRON CORPORATION
                                       (Registrant)


Date:  December 9, 1999





                                       /s/ Susan S. Wang
                                       ----------------------------------------
                                       Susan S. Wang
                                       Senior Vice President, Chief
                                       Financial Officer and Secretary
                                       (Principal Financial and
                                       Accounting Officer)



                                        3